Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2023 CNY (¥)	Feb. 28, 2023 USD ($)	Feb. 28, 2022 CNY (¥)
Payables and Accruals [Abstract]
Accrued employee payroll and welfare benefits	¥ 3,443	$ 497	¥ 5,620
Payable for funding commitments	45,000	6,491	45,000
Default payable	1,520	219	4,634
Other taxes payable	887	128	1,287
Professional service fee payable	1,076	155	1,533
Refund liabilities	408	59	664
Others	7,208	1,040	9,551
Total	¥ 59,542	$ 8,589	¥ 68,289